THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED
     UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS A REGISTRATION STATEMENT FOR THESE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS IS IN EFFECT OR THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


                             CLEARSTORY SYSTEMS, INC

                         10% CONVERTIBLE PROMISSORY NOTE

$750,000                                                        June 15, 2005


                  FOR VALUE RECEIVED, CLEARSTORY SYSTEMS, INC, a Delaware corporation (the "BORROWER"), hereby unconditionally promises to pay to SCP PRIVATE EQUITY PARTNERS II, L.P., or its registered successor or assign (the "HOLDER"), at Suite 300; 1200 Liberty Ridge Drive; Wayne, PA 19087 (or at such other place as the Holder may specify to the Borrower in writing), the aggregate principal amount of Seven Hundred Fifty Thousand Dollars ($750,000) (the "NOTE AMOUNT") ON DEMAND. All payments hereunder shall be made in lawful money of the United States of America and in immediately available funds. The obligations of the Borrower under this Note shall be senior indebtedness of the Borrower, which is senior to all its other indebtedness for borrowed money except (i) any other notes in favor of Holder, and (ii) any obligations to Benefactor Funding Corp., a Colorado corporation ("BENEFACTOR"), under the Factoring and Security Agreement, dated as of October 13, 2004 (the "FACTORING Agreement") between the Borrower and Benefactor, with which it shall rank pari passu.

         1. INTEREST. The Borrower shall pay interest on the Note Amount from and including the date hereof until payment in full at a fixed rate per annum equal to ten percent (10%) compounded quarterly; PROVIDED, HOWEVER, that any principal amount hereof not paid when due by demand or otherwise, and (to the fullest extent permitted by applicable law) any overdue interest shall bear interest at a fixed rate per annum equal to fifteen percent (15%) similarly compounded (after as well as before judgment). Interest shall be calculated on the basis of a 365-day year for the actual number of days elapsed, and shall be payable ON DEMAND, and upon any acceleration hereunder.

         2. MANDATORY PREPAYMENT. Unless converted into shares or units of Securities (as hereinafter defined), the Note Amount and all accrued interest thereon, shall become due and be payable to the Holder in cash upon the occurrence of any (i) merger or consolidation of the Borrower with or into any other corporation or other entity or person (other than in which the holders of capital stock of the Borrower immediately prior to such merger or consolidation continue to hold at least ninety percent (90%) of the voting power of the surviving or acquiring corporation), (ii) sale or pledge of all or substantially all the assets of the Borrower, or (iii) transaction or series of transactions in which more than fifty percent (50%) of the voting power of the capital stock of the Borrower is disposed of to a single person or group of affiliated persons.

         3. OPTIONAL PREPAYMENT. This Note may be repaid at any time, with the consent of the Holder, without premium or penalty, with any such repayment being applied first to accrued but unpaid interest and thereafter to the Principal Amount. The obligations of Borrower under this Note shall be absolute, irrevocable and unconditional and shall remain in full force and effect until the outstanding principal of and interest on this Note and all other amounts due hereunder shall have been indefeasibly paid in full in immediately available funds in accordance with the terms hereof, and this Note shall have been canceled.

         4. COVENANTS OF THE BORROWER. Borrower hereby covenants and agrees not to grant or permit to exist any mortgage, pledge, lien, security interest, conditional or installment sale agreement, right of first refusal or similar claims or encumbrances or charges of any kind against any of the assets of the Borrower in favor of any party, except for liens and other encumbrances granted to Benefactor under the Factoring Agreement, without the prior consent of the Holder. In addition, to the extent required to comply with the conversion rights of Holder under this Note, Borrower shall amend its Certificate of Incorporation to authorize additional shares of Series C Convertible Preferred stock, and sufficient numbers of shares of each class of Subsequent Round Securities as may be issued by Borrower.

         5. OPTIONAL CONVERSION. Upon demand by the Holder, the Note Amount hereof and the applicable interest accrued thereon, or any portion thereof, may be converted at any time (i) into shares of the Borrower's Series C Convertible Preferred Stock ("Series C Stock"), at a price of $1.9396 per share, or (ii) upon consummation of an equity financing by the Borrower involving the issuance of equity securities of the Borrower (the "Subsequent Round Securities") into that number of such Subsequent Round Securities as are equal to the quotient obtained by dividing (x) the sum of the Note Amount and interest accrued thereon, or such portion thereof as Holder may wish to convert, by (y) the price per share or unit of the Subsequent Round Securities. For the purposes hereof, the Series C Stock and Subsequent Round Securities shall be collectively referred to as the "Securities".

         Upon delivery by the Holder to the Borrower of a written notice of its election to convert all or any portion of the Note Amount and accrued interest pursuant to the preceding paragraph, without any further action on the part of the Holder, the portion of this Note being converted, which may be all of this Note, shall be cancelled and the Holder shall have no further rights with respect to such cancelled portion of this Note other than the right to receive shares of capital stock of the Borrower issuable upon conversion thereof. In the event of a conversion of this Note in its entirety, the Borrower shall promptly cause to be delivered to the Holder in exchange for this Note, which Holder shall deliver to the Borrower, a certificate representing such equity securities in accordance with this Section 5. In the event of a conversion of only a portion of this Note, the Borrower shall also promptly deliver to the Holder a new Note in the principal amount of the amount of this Note not converted. No fractional shares or units of Securities will be issued upon conversion of this Note. In lieu of any fractional share or unit to which the Holder would otherwise be entitled upon a conversion hereunder, the Borrower will pay to the Holder, in cash, the amount of the unconverted Note Amount and accrued interest thereon that would otherwise be converted into such fractional share or unit. Upon conversion of this Note, the Borrower will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the Note Amount, and accrued interest thereon being converted.

         6. EVENT AND REMEDIES OF DEFAULT. Without in any manner affecting the demand tenor of this instrument, or the absolute right of Holder to make demand for payment hereunder at any time in its sole discretion, each of the following shall constitute an "Event of Default" hereunder, in the absence of and pending any such demand for payment hereunder:

              (i) any representation or warranty of the Borrow made in this Note or any other agreement to which the Borrower and the Holder are party shall prove to have been false or misleading in any material respect when made;

              (ii) the Borrower shall be in default in the payment of the Note Amount or interest thereon, whether upon demand hereunder or upon any acceleration hereof, or in default under any other payment obligation to Holder;

              (iii) a material breach of any covenant or other agreement on the part of the Borrower to be observed or performed pursuant to the terms of this Note or any other agreement to which the Borrower and the Holder are party;

              (iv) the Borrower shall (A) discontinue its business, (B) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or a substantial part of its property, (C) admit in writing its inability to pay its debts as they mature, (D) make a general assignment for the benefit of creditors or (E) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation laws or statutes, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law;

              (v) there shall be filed against the Borrower an involuntary petition seeking reorganization of the Borrower or the appointment of a receiver, trustee, custodian or liquidator of the Borrower or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an "Involuntary Petition") and such Involuntary Petition shall not have been dismissed within thirty (30) days after it was filed;

              (vi) any judgment for the payment of money in excess of ten thousand dollars ($10,000) shall be rendered against the Borrower and the same shall remain undischarged for a period of fifteen (15) consecutive days, during which time execution is not effectively stayed;

              (vii) the Borrower shall be in default or shall otherwise fail to perform under the terms of any other obligation for borrowed money the principal amount of which is in excess of ten thousand dollars ($10,000), or of any guaranty of any obligation for borrowed money the outstanding principal amount of which is in excess of ten thousand dollars ($10,000), which default causes or permits to occur any acceleration of the obligation thereunder;

              (viii) any event, condition or circumstance that materially and adversely affects the Borrower's business or consolidated financial condition, or its ability to observe or perform its obligations under this Note; or

              (ix) the Borrower shall take any action to authorize any of the actions set forth in (i) through (viii) above.

Upon the occurrence of any Event of Default described in clauses (iv) or (v) above, the Note Amount, together with all interest accrued thereon, the Premium Amount and all other amounts payable hereunder shall immediately become due and payable without presentment, demand, protest or notice of any kind, each of which is expressly waived by the Borrower; upon the occurrence of any other Event of Default, the Holder may declare the outstanding principal balance under this Note, all interest accrued thereon and all fees and expenses payable under or in connection with this Note immediately due and payable, whereupon said principal, interest, fees and expenses shall be immediately due and payable without presentment, demand, protest or other notice of any kind, each of which is expressly waived by the Borrower.

        7. MISCELLANEOUS.

              (a) SECURITY. Payment and performance of this Note is not secured.

              (b) TRANSFER; SUCCESSORS AND ASSIGNS; NEGOTIABILITY. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Note and the equity securities issued upon its conversion may not be sold, distributed or transferred in the absence of registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and any applicable state securities laws or an opinion of counsel satisfactory to the Borrower that such registration is not required under the Securities Act or any such state securities laws. Subject to the foregoing, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed or accompanied by a duly executed written instrument of transfer in form satisfactory to the Borrower. Thereupon, a new Note for the same aggregate principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered Holder of this Note

              (c) WAIVER OF PRESENTMENT, ETC. The Borrower waives presentment, demand, protest and notice of dishonor and protest and all other demands and notices in connection with the payment and enforcement of this Note.

              (d) WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREOF, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

              (e) GOVERNING LAW. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of law.


              (f) NOTICES. All notices, requests, consents, and other communications under this Note shall be in writing and shall be delivered by hand, reputable overnight courier service or mailed by first class, certified or registered mail, return receipt requested, postage prepaid to the party to be notified at such party's address set forth hereinbelow. Notices provided in accordance with this Section 7(f) shall be deemed delivered upon personal delivery, one business day after delivery to a reputable overnight courier service or two business days after deposit in the mail.


                  If to the Holder:      SCP Private Equity Partners II, L.P.
                                         1200 Liberty Ridge Drive
                                         Suite 300
                                         Wayne, PA  19087
                                         Attn:  Charles C. Freyer, Esq

                  If to Borrower:        ClearStory Systems, Inc
                                         Two Westborough Business Park
                                         200 Friberg Parkway
                                         Suite 200
                                         Westborough, MA 01581


              (g) AMENDMENTS AND WAIVERS. Any term of this Note may be waived or amended or the maturity hereof may be extended with the written consent of the Borrower and the Holder, which waiver, amendment or extension may include an agreement to subordinate the Notes to other indebtedness of the Company. Any waiver, amendment or extension effected in accordance with this Section 7(g) shall be binding upon the Borrower, the Holder and each transferee of this Note. No delay on the part of any party hereto in exercising any right hereunder shall operate as a waiver of such right or any other right.

              (h) STOCKHOLDERS, OFFICERS AND DIRECTORS NOT LIABLE. In no event shall any stockholder, officer or director of the Borrower be liable for any amounts due or payable pursuant to this Note.

              (i) EXPENSES. The Borrower agrees to pay, promptly upon demand, whether or not any proceeding to enforce this Note has been commenced, all of the reasonable costs and expenses of the Holder, including (but not limited to) attorneys' fees and expenses, incurred in connection with the enforcement of this Note and the obligations of the Borrower hereunder.

              (j) CONSENT TO JURISDICTION. For the purposes of any suit, action or proceeding involving the enforcement of this Note or the Borrower's obligations hereunder, the Borrower expressly submits to the jurisdiction of all federal and state courts located in the County of Montgomery, Commonwealth of Pennsylvania, and consents that any order, process or other paper may be served upon it with or without such court's jurisdiction by registered mail or by personal service at the Borrower's address set forth below. The Borrower irrevocably waives any objection it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.





                          [Signature on following page]

                                        N
                  IN WITNESS WHEREOF, the undersigned has executed this Convertible Promissory Note as of the first date written above.

                                CLEARSTORY SYSTEMS, INC


                                By: /S/ HENRY F. NELSON
                                ----------------------------------------------
                                Name: HENRY F. NELSON
                                ----------------------------------------------
                                Title:   CHIEF EXECUTIVE OFFICER AND PRESIDENT
                                ----------------------------------------------